                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 10, 2002


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-3175                  74-1828067
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

           ONE VALERO PLACE
           SAN ANTONIO, TEXAS                                          78212
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (210)370-2000

                         ------------------------------

ITEM 5. OTHER EVENTS.

                  On December 10, 2002, Valero Energy Corporation (the "Company") entered into an underwriting agreement for the public offering of $180,000,000 aggregate principal amount of its 6.700% Notes due 2013 (the "Notes"). The Notes are to be issued under an Indenture dated December 12, 1997 between the Company and The Bank of New York, as Trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-84820, 333-84820-1 and 333-84820-2) of the Company, VEC Trust III and VEC Trust IV. Closing of the issuance and sale of the Notes is scheduled for December 16, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1 Underwriting Agreement dated December 10, 2002 between the Company and UBS Warburg LLC, as Underwriter.

         4.1      Terms of the 6.700% Notes due 2013.

         4.2      Form of Notes (included in Exhibit 4.1 above).

         5.1      Opinion of Jay D. Browning, Esq.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VALERO ENERGY CORPORATION




Date: December 16, 2002            By: /s/ Jay D. Browning
                                      -----------------------------------------
                                      Jay D. Browning
                                      Vice President and Secretary

                                  EXHIBIT INDEX

Number   Exhibit

1.1 Underwriting Agreement dated December 10, 2002 between the Company and UBS Warburg LLC, as Underwriter.

4.1      Terms of the 6.700% Notes due 2013.

4.2      Form of Notes (included in Exhibit 4.1 above).

5.1      Opinion of Jay D. Browning, Esq.